                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                              CLASSIC CABLE, INC.

                               OFFER TO EXCHANGE
          ANY AND ALL OF ITS 9 3/8% SENIOR SUBORDINATED NOTES DUE 2009

                                       BY

                              CLASSIC CABLE, INC.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
              , 1999, UNLESS EXTENDED TO A DATE NOT LATER THAN             ,
1999 (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

     AS SET FORTH IN THE PROSPECTUS DATED               , 1999 (THE
"PROSPECTUS") UNDER THE CAPTIONS "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING" AND "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" AND THE ACCOMPANYING LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL"), THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED TO ACCEPT THE EXCHANGE OFFER IF CERTIFICATES REPRESENTING THE 9 3/8% SENIOR SUBORDINATED NOTES DUE 2009 (THE "NOTES") OF CLASSIC CABLE, INC., A DELAWARE CORPORATION (THE "COMPANY"), ARE NOT IMMEDIATELY AVAILABLE OR IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS OR TIME WILL NOT PERMIT A HOLDER'S CERTIFICATES OR OTHER REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE. SUCH FORM MAY BE DELIVERED BY HAND OR TRANSMITTED BY TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR MAIL TO THE EXCHANGE AGENT AND MUST INCLUDE A GUARANTEE BY AN ELIGIBLE INSTITUTION UNLESS SUCH FORM IS SUBMITTED ON BEHALF OF AN ELIGIBLE INSTITUTION. CAPITALIZED TERMS USED AND NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS.

                         Deliver to the Exchange Agent:

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

  By Registered or Certified         By Overnight Carrier:             By Hand Delivery:
             Mail:
                                    600 Travis, Suite 1150          600 Travis, Suite 1150
    600 Travis, Suite 1150           Houston, Texas 77002            Houston, Texas 77002
     Houston, Texas 77002          Attention: Mauri J. Cowen       Attention: Mauri J. Cowen
   Attention: Mauri J. Cowen

        Facsimile Transmission Number:            Confirm Receipt of Facsimile by Telephone:
     (713) 216-5476                                             (713) 216-6686

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Classic Cable, Inc., a Delaware corporation
(the "Company"), $          principal amount (at maturity) of Old Notes,
pursuant to the Guaranteed Delivery Procedures set forth in the Prospectus and accompanying Letter of Transmittal.

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            CERTIFICATE NUMBERS OF OLD NOTES
                     (IF AVAILABLE)                                     PRINCIPAL AMOUNT TENDERED
-----------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------   ------------------------------------------------------

 ------------------------------------------------------   ------------------------------------------------------

 ------------------------------------------------------   ------------------------------------------------------

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

If Old Notes will be tendered by book-entry transfer: (check one)

Name of Tendering Institution:

     [ ]  The Depository Trust Company

     [ ]  The Midwest Securities Trust Company

     [ ]  The Philadelphia Depository Trust Company

Account No.                at

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and Chase Bank of Texas, National Association with respect to the Old Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

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          Signature(s) of Registered Holder(s) or Authorized Signatory

--------------------------------------------------------------------------------
                        Name(s) of Registered Holder(s)
                             (Please Type or Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                                    Zip Code

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                         Area Code and Telephone Number
Dated:                                                                    , 1999
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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP"), hereby
(a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4, under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.

--------------------------------------------    --------------------------------------------
                Name of Firm                                       Title

--------------------------------------------    --------------------------------------------
            Authorized Signature                        Name (Please Type or Print)

--------------------------------------------    --------------------------------------------
                  Address

--------------------------------------------    --------------------------------------------
       Area Code and Telephone Number                 Dated                     , 1999

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.